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Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 2000
Current Due Period Ending                           Jul 31, 2000
Prior Distribution Date                             Jul 14, 2000
Distribution Date                                   Aug 14, 2000


Beginning Trust Principal Receivables           4,026,979,733.81
Average Principal Receivables                   4,026,824,274.00
FC&A Collections (Includes Recoveries)             66,617,761.67
Principal Collections                             118,986,909.26
Additional Balances                                47,476,253.07
Net Principal Collections                          71,510,656.19
Defaulted Amount                                   26,244,559.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,254,853.68

Beginning Participation Invested Amount           258,460,017.09
Beginning Participation Unpaid Principal          258,460,017.09
Balance
Ending Participation Invested Amount              252,185,639.82
Ending Participation Unpaid Principal Balance     252,185,639.82

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 258,460,017.09
Numerator for Fixed Allocation                    265,167,099.95
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Applicable Allocation Percentage                         6.4185%
Investor FC&A Collections                           4,275,832.93

Series Participation Interest Default Amount
Numerator for Floating Allocation                 258,460,017.09
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Floating Allocation Percentage                           6.4185%
Series Participation Interest Default Amount        1,684,495.97


Principal Allocation Components
Numerator for Floating Allocation                 258,460,017.09
Numerator for Fixed Allocation                    265,167,099.95
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)


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Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                   8.0000%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.1866%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          258,460,017.09
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest,              1,780,502.34
[a*d*e]

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           6,274,377.27
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       4,589,881.30
or e]
(b) prior to Accelerated Amort. Date or not         4,589,881.30
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       6.4185%
(d) Net Principal Collections                      71,510,656.19
(e) after Accelerated Amort Date or Early           7,835,309.29
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          6.5850%
(g) Collections of Principal
                                                  118,986,909.26

(h) Minimum Principal Amount, [Min(i,l)]            2,967,784.34
(i)  Floating Allocation Percentage of              7,637,124.57
Principal Collections
(j)  1.8% of the Series Participation               4,652,280.31
Interest Invested Amount
(k) Series Participation Interest Net Default       1,684,495.97
Payment Amount
(l)  the excess of (j) over (k)                     2,967,784.34

(m) Series Participation Interest Net Default       1,684,495.97
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 4,275,832.93
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly               1,780,502.34
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        1,684,495.97
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  430,766.70
Excess [Sec. 4.11(a)(vi)]                             380,067.92

Series Participation Investor Charge Off                    0.00
[Sec. 4.12(a)]

Seller's Interest
                                                1,398,548,232.07

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Series 1996-1  Owner Trust Calculations
Due Period                                               July 2000
Payment Date                                          Aug 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections          6,274,377.27
(b) Series Participation Interest Charge Offs                 0.00
(c) Lesser of Excess Interest and Carryover Charge            0.00
offs

Accelerated Principal Payment                            53,845.84

Series Participation Interest Monthly Interest        1,780,502.34

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.               740,911.64
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.               526,586.71
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.           55,573.53
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.     3,207,433.03
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance           2,196,032.05
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.            0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance         219,603.20
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt             651,308.99
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)                53,845.84


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                     0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                    0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                    0.00
  Pay Certificates up to Certificate Minimum                  0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC              0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated               403,584.62
Certificate - Sec. 3.05(a)(vii)



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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt         651,308.99
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided             0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total             53,845.84
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback         597,463.15
Amount
To HCLC any remaining amounts                                 0.00

Principal paid to the Designated Certificate              2,202.99

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Household Consumer Loan

Trust,1996-1
Series 1996-1  Owner Trust Calculations

Due Period Ending                 Jul 31, 2000

Payment Date                      Aug 15, 2000


Calculation of Interest Expense


Index (LIBOR)                   6.626250%

Accrual end date,             Aug 15, 2000

accrual beginning date        Jul 17, 2000

and days in Interest Period             29

                                  Class A   Class B  Certificates  Overcoll
                                                                     Amount

Beginning Unpaid Principal     134,343,966 90,461,006  9,046,101  24,608,945
Balance
Previously unpaid                     0.00       0.00       0.00

interest/yield
Spread to index                      0.22%      0.60%      1.00%

Rate (capped at 13%, 15%, 16%)   6.846250%  7.226250%  7.626250%

Interest/Yield  Payable on the     740,912    526,587     55,574
Principal Balance

Interest on previously unpaid            0          0          0
interest/yield

Interest/Yield Due                 740,912    526,587     55,574

Interest/Yield Paid                740,912    526,587     55,574

Summary



Beginning Security Balance     134,343,966 90,461,006  9,046,101  24,608,945


Beginning Adjusted Balance     134,343,966 90,461,006  9,046,101


Principal Paid                   3,261,279  2,196,032    219,603    651,309

Ending Security Balance        131,082,687 88,264,974  8,826,497 24,011,482

Ending Adjusted Balance        131,082,687 88,264,974  8,826,497


Ending Certificate Balance as                                 0
% Participation Interest
Invested Amount

Targeted Balance               131,136,533 88,264,974 8,826,497


Minimum Adjusted Balance                   49,000,000 4,900,000 13,300,000


Certificate Minimum Balance                           7,642,234

Ending OC Amount as Holdback                                    24,011,482
Amount

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Ending OC Amount as                                                      0
Accelerated Prin Pmts


Beginning Net Charge offs            0.00      0.00       0.00        0.00

Reversals                            0.00      0.00       0.00        0.00

Charge offs                          0.00      0.00       0.00        0.00

Ending Net Charge Offs               0.00      0.00       0.00        0.00



Interest/Yield Paid per $1000  $1.1605759 $3.8650086 $2.1831760


Principal Paid per $1000       $5.1085195 $16.1183005 $8.6269925


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